UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 2, 2004
                                                         ----------------

                       FIRST NIAGARA FINANCIAL GROUP, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    000-23975                  42-1556195
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(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
---------------------------------------------------------             ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

      On December 3, 2004, First Niagara Financial Group, Inc. (the Company) amended its revolving credit agreement (the Agreement) with Fifth Third Bank to increase the maximum amount the Company may borrow from $25.0 million to $50.0 million. This additional capacity will provide short-term holding-company funding for the pending acquisition of Hudson River Bancorp, Inc., which is expected to close in January 2005. In accordance with the amended Agreement, the Company is required to increase the amount of shares of its wholly-owned subsidiary, First Niagara Bank, which are pledged to secure the Agreement, and must continue to comply with the financial covenants set forth in the original agreement. As of December 3, 2004, there were no borrowings outstanding under the Agreement and the Company was in compliance with all financial covenants. In addition to the above, Fifth Third Bank processes electronic funds transfer transactions for the Company. A copy of the amended and restated revolving credit promissory note is filed as exhibit 99.1 to this report.

Item 8.01 Other Events.

      On December 2, 2004, the Company issued a joint press release with Hudson River Bancorp, Inc. disclosing that they have received all necessary regulatory approvals to proceed with their merger. Further, the Company's announced that all election materials were mailed to Hudson River shareholders on or about November 23, 2004 and that the election period will expire on December 28, 2004. A copy of the press release is filed as exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits.

      Exhibit No.       Description
      -----------       -----------

      99.1              First Amended and Restated Revolving Credit Promissory
                        Note

      99.2              Press release dated December 2, 2004

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: December 7, 2004                  By: /s/ John R. Koelmel
                                            ------------------------------------
                                            John R. Koelmel
                                            Chief Financial Officer
                                            (Duly authorized representative)